UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      September 22, 2005
                                                ______________________________



                   Community Investors Bancorp, Inc.
______________________________________________________________________________
       (Exact name of registrant as specified in its charter)



          Ohio                        0-25470                    34-1779309
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



119 South Sandusky Avenue, Bucyrus, Ohio                           44820
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (419) 562-7055
                                                  ____________________________



                             Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
          ------------------------------------------------------------------

     Please see the disclosure set forth below under Item 8.01 Other Events.

Item 3.03 Material Modification to Rights of Securities Holders.
          ------------------------------------------------------

     Please see the disclosure set forth below under Item 8.01 Other Events.

Item 8.01 Other Events.
          -------------

     On September 22, 2005, Community Investors Bancorp, Inc. ("CIBI") filed amendments to its Articles of Incorporation with the Ohio Secretary of State to effect a 1-for-300 reverse stock split, followed immediately by a 300-for-1 forward stock split (together, the "Stock Splits"). The Stock Splits are part of a going-private transaction by CIBI and the amendments were approved at a Special Meeting of the Shareholders of CIBI held on September 20, 2005. As a result of the Stock Splits, shareholders with fewer than 300 common shares of CIBI held of record in their name immediately before the Stock Splits will receive a cash payment equal to $15.00 per pre-split share. Shareholders holding 300 or more shares of CIBI common stock immediately before the Stock Splits will not receive a cash payment and will continue to hold the same number of shares after completion of the Stock Splits.

     In connection with the Stock Splits, on September 21, 2005, CIBI notified the NASDAQ Stock Market that CIBI's shareholders approved the Stock Splits and that the common shares should be delisted from the NASDAQ effective prior to the opening of the market on September 23, 2005.

     The press release CIBI issued regarding the above events is attached as
Exhibit 99.

Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

     Exhibit No.                 Description
     ---------------------       ----------------------------------------

     99                          Press Release, dated September 22, 2005






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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            COMMUNITY INVESTORS BANCORP, INC.




                             By: /s/ Phillip W. Gerber
                                 -----------------------------------
                             Name:   Phillip W. Gerber
                             Title:  President and Chief Executive Officer

Date:  September 22, 2005